UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2019
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3055 Torrington Drive, Ball Ground, Georgia 30107
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800
NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	GTLS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On October 17, 2019, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the  third quarter ended September 30, 2019, as well as supplemental information for the third quarter ended September 30, 2019. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1, and a copy of the supplemental information is furnished with this Current Report on Form 8-K as Exhibit 99.2. All information in the news release and the supplemental information is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
The news release and supplemental information furnished with this Current Report on Form 8-K include measures that exclude certain items required to be presented under generally accepted accounting principles (“GAAP”). These measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Exchange Act. The Company believes these measures are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The non-GAAP measures are reconciled to the most directly comparable GAAP measure in tables at the end of the news release, except for the adjusted earnings per share amount included in the full year outlook, which the Company is not able to reconcile because certain items have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated October 17, 2019, announcing the Company's 2019 third quarter results.
99.2	Chart Industries, Inc. Supplemental Information for 2019 third quarter results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: October 17, 2019
By: /s/ Jillian C. Evanko Jillian C. Evanko President, Chief Executive Officer, Chief Financial Officer and Treasurer

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